EXHIBIT 10-U

                     RELATED PARTY DEVELOPMENT AGREEMENTS

          (All Development Agreements with the entities listed below are the Related Party Franchisee Form (Exhibit 10-R))

DEVELOPER                    EXECUTION DATE            TERRITORY
Baystate Bagels, Inc.        3/29/94/ Amended 12/8/95  Western MA, CT,
                                                       Southern VT

Beantown Bagels, Inc.        3/29/94/ Amended 12/8/95  Suburban Boston

Flour City Bagels, Inc.      3/29/94/ Amended 12/8/95  Albany, Rochester and
                                                       Syracuse, NY

Gofer Bagels, Inc.           3/29/94/ Amended 12/8/95  Minnesota

Hawkeye Bagel Bakeries,      3/29/94/ Amended 12/8/95  Iowa
Inc.

Iron City Bagels, Inc.       3/29/94/ Amended 12/8/95  Pittsburgh, PA

Lakeland Bagels, Inc.        3/29/94/ Amended 12/8/95  Minnesota

Norland Bagels, Inc.         3/29/94/ Amended 12/8/95  Minnesota

Norstar Bagel Bakeries,      3/29/94/ Amended 12/8/95  Minnesota
Inc.

Outland Bagels, Inc.         3/29/94/ Amended 12/8/95  Rochester, MN

Tarheel Bagels, Inc.         3/29/94/ Amended 12/8/95  Tri-Cities of North
                                                       Carolina